EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Outback Energy Corporation (the “Company”) on Form 10-KSB for the year ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Repot”), I, Trevor Sali, Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of the periods covered by the Annual Report.

Date: October xx, 2007
	By:	/s/ Trevor Sali
Trevor Sali
Principal Executive Officer